Robert H. Baldwin
   President                B E L L A G I O


June 29, 1999


Mr. Stephen A. Wynn
Chairman of the Board and
 Chief Executive Officer
Mirage Resorts, Incorporated
3600 Las Vegas Boulevard South
Las Vegas, Nevada  89109

  Re:  Amendment No. 3 to Fine Art Rental Agreement

Dear Steve:

This letter confirms our agreement that, effective this date, Bellagio will sell to you, and you will purchase from Bellagio, the work of fine art entitled "Portrait of Dora Maar" by Pablo Picasso (1942, oil on panel, 36-1/2 x 28-3/4 inches) (the "Work") for the purchase price of $10,000,000 in cash. Pursuant to Paragraph 3 of the letter agreement dated December 31, 1998 between Bellagio and you (the "Rental Agreement"), this letter further confirms our agreement that, effective this date, the Work shall be added to Exhibit A to the Rental Agreement for the monthly rent of $24,042.

Please sign below to confirm your agreement to the foregoing. My signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO



By: ROBERT H. BALDWIN
    -------------------------------------
    ROBERT H. BALDWIN
    President and Chief Executive Officer

I hereby agree to the foregoing.

    STEPHEN A. WYNN
    -------------------------------------
    STEPHEN A. WYNN

cc: Bruce A. Levin
    Peter C. Walsh
    James E. Pettis
    George J. Panek

                 P.O. BOX 7700, LAS VEGAS, NEVADA 89177-7700

                             EXHIBIT 10.4